MORTGAGE LOAN PURCHASE AGREEMENT


          This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 27, 1996, between Citibank, N.A. as seller (the "Seller") and Mortgage Capital Funding, Inc. as purchaser (the "Purchaser").

               The Seller desires to sell, assign, transfer and otherwise convey to or at the direction of the Purchaser, and the Purchaser desires to purchase (for its own benefit or on behalf of the Trust Fund (as defined below)), subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof. Certain of the Mortgage Loans (the "PNC Mortgage Loans") were purchased by the Seller from PNC Bank, National Association ("PNC Bank") pursuant to a mortgage loan purchase agreement, dated the date hereof (the "PNC Mortgage Loan Purchase Agreement"), between PNC Bank and the Seller. Certain of the Mortgage Loans (the "CTS Mortgage Loans"; all Mortgage Loans which are not CTS Mortgage Loans and PNC Mortgage Loans, the "Citibank Mortgage Loans") were purchased by the Seller from ContiTrade Services L.L.C. ("CTS") pursuant to a mortgage loan purchase agreement, dated the date hereof (the "CTS Mortgage Loan Purchase Agreement"), between CTS and the Seller.

               The Purchaser intends to create a trust fund (the "Trust Fund"), the primary assets of which will be the Mortgage Loans, and beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services and/or Fitch Investor's Services, L.P.
(together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement, dated as of July 1, 1996 (the "Pooling and Servicing Agreement"), among the Purchaser as sponsor, the Seller as mortgage loan seller, GMAC Commercial Mortgage Corporation as master servicer, Hanford/Healy Asset Management Company as special servicer (the "Special Servicer") and State Street Bank and Trust Company as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

               The Purchaser intends to sell the Certificates to the Seller and Goldman, Sachs & Co. ("Goldman") pursuant to, in the case of the Registered Certificates, an underwriting agreement dated the date hereof (the "Underwriting Agreement") and, in the case of the remaining Certificates (the "Non-Registered Certificates"), a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1.     Agreement to Purchase.

               (a) The Seller agrees to sell, assign, transfer and otherwise convey to or at the direction of the Purchaser, and the Purchaser agrees to purchase (for its own benefit or on behalf of the Trust Fund), the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on July 10, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on July 1, 1996 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Initial Pool Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $482,357,812, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be equal to 99.91% of the Initial Pool Balance ($481,921,743), plus accrued interest in an amount equal to $966,683, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as the Purchaser and the Seller may agree).

               (b) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign, or will direct the Seller to assign, to the Trustee, and the Trustee will succeed to, all of the right, title and interest of the assigning party in and to the Mortgage Loans.

               SECTION 2.     Conveyance of Mortgage Loans.

               (a) On the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller shall transfer, assign, set over and otherwise convey to the Purchaser or, if so directed, to the Trustee, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

               (b) The Purchaser or the Trustee, as the case may be, shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

               (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Trustee or to a custodian designated by the Trustee (a "Custodian") all documents required to be delivered by the Seller under the Pooling and Servicing Agreement and shall otherwise comply with all conveyance requirements thereof.

               (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser or the Trustee, as the case may be, as a sale.

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

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

        The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files relating to the Mortgage Loans shall not affect the Purchaser's or the Trustee's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties contemplated by Section 4.

       SECTION 4. Representations, Warranties and Covenants of the Seller.

               (a) The Seller shall make such representations and warranties regarding itself and the Mortgage Loans as are required under the Pooling and Servicing Agreement.

               (b) In addition, the Seller hereby represents and warrants to, and covenants with, the Purchaser as of the date hereof that:

               (i) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United
        States, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's articles of association and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller

               (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely


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

        to  materially   and   adversely   affect   either  the  ability  of the
        Seller  to   perform   its  obligations  under  this  Agreement  or  the
        financial  condition of the Seller.

               (vii) To the extent of the information included therein in reliance on the Seller's Information, none of the Prospectus, the Memorandum or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any
        Computational Materials or ABS Term Sheets with respect to the Registered Certificates, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of any Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors). (Prospectus, Memorandum, Registration Statement, No-Action Letters, Computational Materials, ABS Term Sheets and Seller's Information are each defined in Section 8.)

               SECTION 5.     Repurchases.

               The Seller shall repurchase (or cause an affiliate to purchase) any Mortgage Loan required to be repurchased by it under, and in accordance with, the Pooling and Servicing Agreement.

               SECTION 6.     Closing.

               The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 a.m., New York City time, on the Closing Date.

               The Closing shall be subject to each of the following conditions:

                            (i) All of the representations and  arranties of the
               Seller specified herein and in the Pooling and Servicing Agreement shall be true and correct as of the Closing Date;

                           (ii) All documents specified in Section 7  of  this
               Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

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

                           (iii) The Seller shall have delivered and released to
               the Trustee, the Master Servicer or a Custodian, as applicable, all documents and funds required to be so delivered pursuant to the Pooling and Servicing Agreement;

                           (iv) The result of any  examination of  the  Mortgage
               Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

                           (v) All other terms and conditions of this  Agreement
               required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                           (vi) The Seller shall have paid all fees and expenses
               payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                           (vii) Neither the Underwriting Agreement   nor  the
               Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 7.     Closing Documents.

               The Closing Documents shall consist of the following:

               (a) This Agreement duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement duly executed and delivered by the Purchaser, the Seller and the other parties thereto;

               (b) An Officer's Certificate substantially in the form of Exhibit B-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser and each underwriter or other initial purchaser of the Certificates (each, a "Certificate Purchaser") may rely, attaching thereto as exhibits the articles of association and by-laws of the Seller;

               (c) A certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 45 days prior to the Closing Date;

               (d) A certificate of the Seller substantially in the form of Exhibit B-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Certificate Purchaser may rely;

               (e) A written opinion of Stephen E. Dietz, Esq., counsel for the Seller, substantially in the form of Exhibit B-3 hereto (with any modifications required by either Rating Agency,


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

and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to the Purchaser, each Certificate Purchaser and each Rating Agency, together with such other written opinions as may be required by a Rating Agency;

               (f) One or more accountant's comfort letters relating to the information regarding the Mortgage Loans contained in the Offering Documents that is of a statistical nature; and

               (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               SECTION 8.     Indemnification.

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law, by contractual arrangement or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or the Memorandum, or in any revision or amendment thereof or supplement thereto, or in any other filing incorporated by reference therein, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon (i) written or oral information regarding the Mortgage Loans, the related Mortgaged Properties or the related Mortgagors, furnished to the Purchaser and/or Goldman, directly or indirectly, by the Seller or approved by the Seller and used in connection with the preparation of the Memorandum, the Prospectus or any Computational Materials or ABS Term Sheets with respect to the Registered Certificates or (ii) any documents delivered to the Purchaser and/or Goldman, directly or indirectly, by the Seller or (iii) any representations, warranties, statements or covenants of the Seller contained in this Agreement or any document or certificate delivered pursuant hereto (the foregoing items (i), (ii) and (iii), the "Sellers Information"). For purposes of the foregoing, "Registration Statement" shall mean collectively the registration statement No. 33-25068 filed by MCFI on Form S-11 and declared effective on October 25, 1988 and the registration statement No. 33-63924 filed by MCFI on Form S-3 and declared effective on August 24, 1993; "Prospectus" shall mean the prospectus dated June 18, 1996, as supplemented by the prospectus supplement dated June 27, 1996, relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated June 27, 1996, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division


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

of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

               (b) Promptly after receipt by any person entitled to indemnification under this Section 8 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8; provided, however, that any increase in such liability as a result of such failure to notify shall not be an expense of the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 8(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

               (c) If the indemnification provided for in this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as


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

a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

               (d) The  Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 8(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 8(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 8, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The indemnity and contribution  agreements  contained in this
Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, any of its directors or officers, or any person controlling the Purchaser and
(iii) acceptance of and payment for any of the Certificates.

               SECTION 9.     Costs.

               All costs and expenses in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be paid in accordance with the Allocation Agreement, dated as of June 27, 1996 (the "Allocation Agreement"), between ContiTrade Services L.L.C. and Citibank, N.A.

               SECTION 10.    Notices.

               All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 399 Park Avenue, New York, New York 10043,
Attention: Mortgage Finance, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to the Seller at 399 Park


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

Avenue, New York, New York 10043, Attention: Mr. Richard Jarocki, or to such other address as the Seller may designate in writing to the Purchaser.

                   SECTION 11. Representations, Warranties and
                         Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

               SECTION 12.    Severability of Provisions.

               Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 13.    Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               SECTION 14.                  GOVERNING LAW.

               THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL
APPLY TO THIS AGREEMENT.

               SECTION 15.    Further Assurances.

               The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 16.    Successors and Assigns.

               The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 8.

               SECTION 17.    Amendments.

               No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                 CITIBANK, N.A.



                          By:            /s/ Gary L. Greenberg
                          Name:  Gary L. Greenberg
                          Title:         Vice President



                          MORTGAGE CAPITAL FUNDING, INC.



                          By:            /s/ Richard L. Jarocki, Jr.
                          Name:          Richard L. Jarocki, Jr.
                          Title:         Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                              MORTGAGE LOAN SCHEDULE

      Counter    Control   Loan           Property                         Property
      Number     Number    Number           Name                            Address                     City          State    Zip
- -----------------------------------------------------------------------------------------------------------------------------------
      Group 1
         1         CO1    04-1000001  Woodhaven                     625 S Redwood Road              Salt Lake City      UT    84104
         2         CO2    04-1000009  Sandstone                     405 East Prince Road            Tuscon              AZ    85032
         3         CO3    06-1000001  Green Tree                    50 Jadwin Avenue                Richland            WA    99352
         4         CO4    04-1000002  Hunters Glen                  1201 Bacon Ranch Road           Killeen             TX    76542
         5         CO5    04-1000012  Oak Hollow                    2601 Bill Owens Parkway         Longview            TX    75601
         6         CO6    04-1000003  Stone Ridge                   1000 South Danville Road        Kilgore             TX    75662
         7         CO7    06-1000004  Holme Circle                  2740-2800 Axe Factory Road      Philadelphia        PA    19152
         8         CO8    06-1000003  Washington Crossing           614-15 E. Mosser Street         Allentown           PA    18103
      Group 2
         9A          2A   643802-5    Ginger Creek Apartments       2800 Springfield Avenue         Champaign           IL    61821
         9B          2B   643802-5    Continental Plaza Apartments  907 South Mattis Avenue         Champaign           IL    61821
         9C          2C   643802-5    Stoneleigh Court              800 South Mattis Avenue         Champaign           IL    61821
         9D          2D   643802-5    Colonial Village Apartments   1003 South Mattis Avenue        Champaign           IL    61821
         9E          2E   643802-5    Healey Street Apartments      607,609,611,613 West Healey St  Champaign           IL    61820
         9F          2F   643802-5    Clark Street Apartments       307,311,312,402 West Clark St   Champaign           IL    61820
         9G          2G   643802-5    Green Street Apartments       507-509 West Green Street       Champaign           IL    61820
         9H          2H   643802-5    Anthony Drive Apartments      1500 Anthony Drive              Champaign           IL    61821
         9I          2I   643802-5    Colonial South Apartments     1101 South Mattis Avenue        Champaign           IL    61821
        10           3    644135-5    Hampton Court Apartments      3955 Swenson Ave                Las Vegas           NV    89119
        11           4    650901-9    Eagle Court Apartments        215 West 84th St                New York            NY    10024
        12           6    644111-9    Latham Village Apartments     Latham Village Lane             Latham              NY    12110
        13           7    643277-5    Navajo Bluffs Apartments      6575 Jaffe Court                San Diego           CA    92119
        14           9    650647-8    Lantana Apartments            4103 Wesley Club Drive          Atlanta             GA    30034
        15          10    650565-7    Bren Mar Apartments           6374 Beryl Road                 Alexandria          VA    23212
        16          11    644048-2    Newport Apartments            415 South Pine Island Rd        Plantation          FL    33324
        17          12    642968-1    Wyoga Lake Apartments         4260-4261 Americana Drive       Cuyahoga Falls      OH    44224
        18          13    2           Greenbriar Village            Township Line Road              Bath (Allentown)    PA    18104
        19          14    642996-6    Winbranch Apaprtments         3551 Dalebranch Drive           Memphis             TN    38116
        20          15    643812-2    Crystal Village               2610-A Camellia Street          Durham              NC    27705
        21          16    650675-3    Saratoga Lake Apartments      3552 Panthersville Road         Decatur             GA    30034
        22          17    643000-7    Trenton Place Apartments      34188 Euclid Avenue             Willoughby          OH    44094
        23          18    644109-6    Prospect Point Apts           200-300 West Curtis             Savoy               IL    68121
        24          20    642952-6    Garden Village Apartments     2000 North Mattis Ave           Champaign           IL    61821
        25          21    642000-4    City Terrace Apartments       425 East 3rd Street             Long Beach          CA    90802
        26          22    644143-6    Hidden Oaks Apartments        1329 Northwest Military Highwy  San Antonio         TX    78231
        27          23    644122-9    Foxglove Apartments           210 Redd Road                   El Paso             TX    79932
        28          24    650513-6    Shannon View Apartments       University Drive                Fort Lauderdale     FL    33324
        29A         25A   642885-7    Brighton Properties I         88 Washington Street            Boston              MA    02135
        29B         25B   642885-7    Brighton Properties II        119-127 Sutherland Road         Boston              MA    02135
        29C         25C   642885-7    Brighton Properties III       1687 Commonwealth Ave.          Boston              MA    02135
        30          27    650518-1    Courtyard Apartments          3222-3294 E. Dakota Avenue      Fresno              CA    93726
        31          28    650553-4    Montrose Square Apartments    6531 Emmons Drive               Fort Wayne          IN    46255
        32          30    650570-9    Hunter Chase Apartments       1897 Madison Street             Clarksville         TN    37043
        33          32    643773-8    Wildwood East Apartments      2237 East 56th Avenue           Anchorage           AK    99502
        34          91    11          Fairfield Apartments          18 Country Club Drive           Newark              DE    19711
        35          35    650800-7    Bedford Crossing Apartments   550 Old Hickory Blvd            Jackson             TN    38301


      Counter    Control  Loan        Original     Cut-Off-Date   Cut-Off-Date
      Number     Number   Number      Balance         UPB            Rate         Note Date
- ----------------------------------------------------------------------------------------
      Group 1
         1         CO1    04-1000001   7,951,729     7,844,670        8.21        9/9/94
         2         CO2    04-1000009   6,540,454     6,452,395        8.21        9/9/94
         3         CO3    06-1000001   4,950,000     4,836,173        8.00        8/23/94
         4         CO4    04-1000002   3,645,692     3,596,608        8.21        9/9/94
         5         CO5    04-1000012   3,195,112     3,152,094        8.21        9/9/94
         6         CO6    04-1000003   1,818,466     1,793,983        8.21        9/9/94
         7         CO7    06-1000004   1,300,000     1,275,221        8.43        11/30/94
         8         CO8    06-1000003   1,030,000     1,015,808        8.62        11/28/94
      Group 2
         9A          2A   643802-5     3,885,000     3,874,468        8.00        2/28/96
         9B          2B   643802-5     2,200,000     2,194,036        8.00        2/28/96
         9C          2C   643802-5     1,200,000     1,196,747        8.00        2/28/96
         9D          2D   643802-5     1,140,000     1,136,910        8.00        2/28/96
         9E          2E   643802-5     1,040,000     1,037,181        8.00        2/28/96
         9F          2F   643802-5       810,000       807,804        8.00        2/28/96
         9G          2G   643802-5       750,000       747,967        8.00        2/28/96
         9H          2H   643802-5       625,000       623,306        8.00        2/28/96
         9I          2I   643802-5       400,000       398,916        8.00        2/28/96
        10           3    644135-5    11,000,000    10,979,492        8.41        3/21/96
        11           4    650901-9    10,000,000     9,978,364        7.84        4/5/96
        12           6    644111-9     8,000,000     7,967,186        7.99        12/21/95
        13           7    643277-5     7,200,000     7,172,731        7.46        1/5/96
        14           9    650647-8     6,155,000     6,147,877        8.74        4/17/96
        15          10    650565-7     5,350,000     5,336,072        8.20        2/22/96
        16          11    644048-2     5,100,000     5,090,036        8.18        3/28/96
        17          12    642968-1     5,300,000     5,207,443        8.11        12/4/95
        18          13    2            5,000,000     4,991,089        8.63        3/28/96
        19          14    642996-6     4,800,000     4,763,898        7.99        11/22/95
        20          15    643812-2     4,400,000     4,380,950        7.72        12/28/95
        21          16    650675-3     4,300,000     4,295,024        8.74        4/17/96
        22          17    643000-7     4,200,000     4,173,057        8.00        12/7/95
        23          18    644109-6     4,000,000     3,985,119        7.55        1/25/96
        24          20    642952-6     3,650,000     3,636,742        7.67        1/23/96
        25          21    642000-4     3,500,000     3,477,330        7.94        12/1/95
        26          22    644143-6     3,400,000     3,390,072        7.63        2/15/96
        27          23    644122-9     3,300,000     3,293,190        7.91        3/8/96
        28          24    650513-6     3,225,300     3,223,444        8.75        5/9/96
        29A         25A   642885-7       825,000       815,803        9.00        6/22/95
        29B         25B   642885-7     1,350,000     1,334,951        9.00        6/22/95
        29C         25C   642885-7     1,012,500     1,001,213        9.00        6/22/95
        30          27    650518-1     3,154,000     3,148,573        8.80        3/26/96
        31          28    650553-4     2,800,000     2,792,172        8.78        3/21/96
        32          30    650570-9     2,500,000     2,495,456        8.91        4/3/96
        33          32    643773-8     1,950,000     1,936,150        7.36        12/8/95
        34          91    11           1,900,000     1,898,333        9.10        5/30/96
        35          35    650800-7     1,875,000     1,873,277        8.82        5/24/96

 Counter    Control   Loan             Property                           Property
 Number     Number    Number             Name                              Address                     City           State     Zip
- -----------------------------------------------------------------------------------------------------------------------------------
   36         36     643766-0    Silver Terrace Apartments         4697 Rose Coral Drive             Orlando            FL     32808
   37         37     643018-8    Flamingo Apartments               1650 West 44th Place              Hialeah            FL     33012
   38         38     643099-7    Torrey Pines Apartments           45235 7Th Street East             Lancaster          CA     93535
   39         40     650785-9    Cedarwood Apartments              2880 Beverly Hills Rd.            Memphis            TN     38128
   40         41     642944-5    Colebrook Manor                   2456 Iverson Street               Temple Hills       MD     20748
   41         42     644046-3    Valley View                       5,6,8 &11 Secora Raod             Monsey             NY     10952
   42         43     650692-8    Quarry Apartments                 270 Quarry Street                 Quincy             MA     02171
   43         45     650693-1    Park Drive Limited Partnership    149-151 Park Drive                Boston             MA     02115
   44         46     643232-2    Haven Manor Apartments            905 West 26th Street              Lynn Haven         FL     32444
   45         47     643765-7    Willow Trail Apartments           4801 Clyde Morris Blvd            Port Orange        FL     32119
   46         48     643051-5    One And Only Apartments           3602/3619 Bolivar Drive           Dallas             TX     75220
   47         49     650795-6    Pratton Arms Apartments           20 Eames Street                   Framingham         MA     01701
   48         50     642967-8    Quilliams Noble Apartments        2481-2487 Noble Road              Cleveland Heights  OH     44121
   49         51     643775-4    Chugach South Apartments          9540 & 9600 Morningside Loop      Anchorage          AK     99502
   50         52     8           Lakeview Manor                    1700 Newcombtown Road             Millville          NJ     8332
   51         53     643774-1    Chugach West Apartments           1340 & 1402 West 26th Avenue      Anchorage          AK     99503
   52         54     3           Eldorado Gardens                  200 Mill Street                   Belleville         NJ     7109
   53         55     650694-4    Pembroke Apartments               2051-2061 NW 81 Street            Pembroke Pines     FL     33024
   54         90     650523-3    Great Northeast Plaza             2201-2235 Cottman Avenue and
                                                                     2290 Bleigh Street              Philadelphia       PA     19149
   55         56     642895-4    Village Square at Kiln Creek      5007 Victory Blvd.                York County        VA     23602
   56         57     644081-9    Promenade Shopping Center         9810 Alternate Route A1A          Palm Beach Gardens FL     33410
   57         59     643091-3    Escada                            7 East 57th Street                New York           NY     10022
   58         60     650656-2    Santa Fe Springs Market Place     Washington Blvd./Norwalk Blvd.    Santa Fe Springs   CA     90605
   59         61     642963-6    Plaza Del Rienzi                  North Canal Blvd/Rue London       Thibodaux          LA     70301
   60         62     650578-3    Battlefield Plaza                 313 East Battlefield Road         Springfield        MO     65807
   61         63     643327-9    Harnett Crossing Shopping Center  2106-2330 Cumberland Street       Dunn               NC     28334
   62         65     650460-3    Grand Union Shopping Center       402-430 Union Blvd                West Islip         NY     11795
   63         67     643016-2    Village II (Indian Wells)         Highway 111                       Indian Wells       CA     92210
   64         68     642940-3    Eckerd Plaza                      N.E.Corner Of Golden Gate Pkwy    Naples             FL     33999
   65         70     650698-6    MVP Sports                        1207 Washington Street (Route 53) Hanover            MA     01887
   66         71     650695-7    IRG Waltham Limited               101 First Avenue                  Waltham            MA     02154
   67         72     643017-5    Ritchey Business Centre           1831 S. Ritchey St.               Santa Ana          CA     92705
   68         73     643015-9    Highland Plaza Sc                 3001-3051 Nicollet Avenue         Minneapolis        MN     55408
   69         74     643789-3    Regency Pointe                    940 Arlington Expressway          Jackonsonville     FL     75231
   70         75     643186-0    Cohaire Plaza                     Inter.Of Westover Rd & Sunset     Clinton            NC     28328
   71         76     650867-0    Tokeneke Center                   23-25 Tokeneke Road               Darien             CT     06490
   72         77     650796-9    Quincy Flagship/Mithell           625 Southern Artery               Quincy             MA     02169
   73         78     643762-8    Ecor Rouge Shopping Center        49 North Greeno Road              Fairhope           AL     36532
   74         79     650874-8    Great Falls Shopping Center       Highway 158                       Roanoke Rapids     NC     27870
   75         80     643085-8    Yancey Commons Shopping Center    Us Highway 19E/Dogwood Lane       Burnsville         NC     28714
   76         81     643790-3    Foxmoor Center                    5660 Foxmoor Bayshore Road, N.    North Ft. Meyers   FL     15212
   77         82     650797-2    Eleven Hurley                     11 Hurley Street                  Cambridge          MA     02141
   78         83     4           University Plaza                  Highway 22                        Martin             TN     38237
   79         84     650696-0    Dudley Plaza Realty               Airport Road                      Dudley             MA     01571
   80         85     642962-3    Parkside Plaza                    Highway 15 & West 10th Street     Laurel             MS     39441
   81         86     642947-4    Heritage Plaza Shopping Center    2410 North Heritage St.           Kinston            NC     28502
   82         87     643792-9    Everything Organized              310 North Pointe Parkway          Alpharetta         GA     30202
   83         88     650697-3    CVS Clinton                       14-16 East Main Street            Clinton            CT     06413

 Counter    Control   Loan       Original      Cut-Off-Date      Cut-Off-Date
 Number     Number    Number     Balance           UPB               Rate       Note Date
- -----------------------------------------------------------------------------------------
   36         36     643766-0     1,867,500      1,857,858          8.310%      10/18/95
   37         37     643018-8     1,750,000      1,735,499          8.240%      10/6/95
   38         38     643099-7     1,650,000      1,640,952          8.010%      10/4/95
   39         40     650785-9     1,525,000      1,523,587          8.770%      5/24/96
   40         41     642944-5     1,465,000      1,447,496          8.120%      11/30/95
   41         42     644046-3     1,450,000      1,441,783          8.260%      5/1/96
   42         43     650692-8     1,450,000      1,437,907          8.200%      10/31/95
   43         45     650693-1     1,350,000      1,332,144          9.820%      2/15/95
   44         46     643232-2     1,275,000      1,269,592          8.010%      2/12/96
   45         47     643765-7     1,233,000      1,231,614          8.880%      4/29/96
   46         48     643051-5     1,275,000      1,263,400          9.080%      8/21/95
   47         49     650795-6     1,026,000      1,019,301          7.890%      12/21/95
   48         50     642967-8       975,000        957,914          8.070%      12/4/95
   49         51     643775-4       950,000        943,617          7.710%      12/8/95
   50         52     8              900,000        898,394          9.020%      4/25/96
   51         53     643774-1       835,000        829,478          7.810%      12/8/95
   52         54     3              825,000        823,583          9.250%      5/1/96
   53         55     650694-4       750,000        741,218          8.700%      6/8/95
   54         90     650523-3    18,000,000     17,990,250          9.040%      5/17/96
   55         56     642895-4    15,375,000     15,314,180          8.170%      12/26/95
   56         57     644081-9    13,160,671     12,423,775          9.000%      12/29/92
   57         59     643091-3    10,600,000     10,475,650          8.270%      11/13/95
   58         60     650656-2     7,475,000      7,471,197          9.340%      5/10/96
   59         61     642963-6     6,270,000      6,263,528          9.290%      4/30/96
   60         62     650578-3     6,225,000      6,186,080          8.160%      12/15/95
   61         63     643327-9     6,200,000      6,189,109          8.700%      3/18/96
   62         65     650460-3     5,750,000      5,726,697          8.050%      12/18/95
   63         67     643016-2     4,750,000      4,726,315          8.410%      1/3/96
   64         68     642940-3     4,200,000      4,176,487          8.840%      12/19/95
   65         70     650698-6     3,650,000      3,625,239          8.630%      11/10/95
   66         71     650695-7     3,100,000      3,065,527          9.020%      6/23/95
   67         72     643017-5     3,080,000      3,071,460          8.830%      3/26/96
   68         73     643015-9     3,000,000      2,984,523          8.200%      1/24/96
   69         74     643789-3     3,000,000      2,515,288          9.375%      8/17/93
   70         75     643186-0     2,475,000      2,461,855          8.020%      1/19/96
   71         76     650867-0     2,250,000      2,231,265          8.960%      9/28/95
   72         77     650796-9     1,810,000      1,795,214          8.420%      1/17/96
   73         78     643762-8     1,800,000      1,794,934          8.740%      3/7/96
   74         79     650874-8     1,800,000      1,793,007          8.550%      3/5/96
   75         80     643085-8     1,750,000      1,738,659          8.910%      11/30/95
   76         81     643790-3     1,600,000      1,384,229          9.000%      11/29/93
   77         82     650797-2     1,400,000      1,388,858          8.630%      1/30/96
   78         83     4            1,440,000      1,438,839          9.600%      5/23/96
   79         84     650696-0     1,330,000      1,319,225          8.380%      10/19/95
   80         85     642962-3     1,180,000      1,178,142          9.766%      4/30/96
   81         86     642947-4     1,135,000      1,129,482          8.565%      1/11/96
   82         87     643792-9     1,100,000      1,067,363          9.740%      7/22/94
   83         88     650697-3       840,000        831,767          8.450%      12/14/95

 Counter    Control   Loan            Property                           Property
 Number     Number    Number            Name                              Address                        City          State    Zip
- -----------------------------------------------------------------------------------------------------------------------------------
    84        89     643722-0    Bonnie Brea Shopping Center       5030-5080 Benita Road/5037
                                                                     Central Avenue                  San Diego          CA     91902
    85        CO9    P00676      Mott - 76 S. Bergen Place         76 S. Bergen Place                Freeport           NY     11520
    86        CO10   P00722      Mott - 655 Nassau Road            655 Nassau Road                   Hempstead          NY     11550
    87        CO11   P00686      Mott - 45 Broadway                45 Broadway                       Freeport           NY     11520
    88        CO12   P00670      Mott - 35 N. Long Beach Avenue    35 N. Long Beach Avenue           Freeport           NY     11520
    89        CO13   P00692      Mott - 56 N. Long Beach Avenue    56 N. Long Beach Avenue           Freeport           NY     11520
    90        CO14   P00720      Mott - 27 Attorney Street         27 Attorney Street                Hempstead          NY     11550
    91        CO15   P00682      Mott - 95 Jerusalem Avenue        95 Jerusalem Avenue               Hempstead          NY     11550
    92        CO16   P00708      Mott - 271 Washington Street      271 Washington Street             Hempstead          NY     11550
    93        CO17   P00678      Mott - 155 Pine Street            155 Pine Street                   Freeport           NY     11520
    94        CO18   P00690      Mott - 40 Graffing Place          40 Graffing Place                 Freeport           NY     11520
    95        CO19   P00704      Mott - 260 Belmont Parkway        260 Belmont Parkway               Hempstead          NY     11550
    96        CO20   P00710      Mott - 360 Washington Street      360 Washington Street             Hempstead          NY     11530
    97        CO21   P00706      Mott - 55 Nassau Place            55 Nassau Place                   Hempstead          NY     11550
    98        CO22   P00714      Mott - 25 Peninsula Boulevard     25-27 Peninsula Boulevard         Hempstead          NY     11550
    99        CO23   P00684      Mott - 1100 Ward Place            1100 Ward Place                   Woodmere           NY     11598
   100        CO24   P00610      Ridgecrest Retirement Center      1900 Highway 6 West               Waco               TX     76712
   101        CO25   941-0103    Morningstar Mini - Charlotte      3912  Wilkinson Boulevard         Charlotte          NC     28208
   102        CO26   941-0095    Morningstar Mini - Hickory        1970 Tate Boulevard S.E.          Hickory            NC     28601
   103        CO27   941-0104    Morningstar Mini - Winston Salem  5713 Robin Wood Lane              Winston-Salem      NC     27105
   104        CO28   941-0094    Morningstar Mini - Florence       753 N. Cashua Drive               Florence           SC     29502
   105        CO29   941-0096    Morningstar Mini - Lexington      951 N. Main Street                Lexington          NC     27292
   106        CO30   941-0097    Morningstar Mini - Sumter         1277 Camden Highway               Sumter             SC     29150
   107        CO31   941-0086    Thousand Oaks Self Storage        3485 Old Conejo Road              Thousand Oaks      CA     91320
   108        CO32   P00638      King Shopping Center              7001-7101 Martin Luther
                                                                     King, Jr. Hwy.                  Palmer Park        MD     20875
   109        CO33   941-0062    Starr Avenue                      30-28 Starr Avenue                Long Island City   NY     11101
   110A       CO34a  P00630      Kmart/Elizabeth City              683 South Hughes Blvd.            Elizabeth City     NC     27909
   110B       CO34b  P00628      Kmart/Rocky Mount                 720 Sutters Creek Boulevard       Rocky Mount        NC     27804
   111        CO35   P00664      Regency Park-El Molino            245 South El Molino Avenue        Pasadena           CA     91101
   112        CO36   P00640      Millburn Common                   225 Millburn Avenue               Millburn           NJ     7041
   113A       CO37a  941-0075    Sentry SS - Williamsburg          5393 Moorestown Road              Williamsburg       VA     23188
   113B       CO37b  941-0075    Sentry SS - Chesapeake            4815 Station House Road           Chesapeake         VA     23321
   113C       CO37c  941-0075    Sentry SS - Newport               5868 Jefferson Avenue             Newport News       VA     23605
   113D       CO37d  941-0075    Sentry SS - Whitestone            Eastside Route 3                  White Stone        VA     22578
   114        CO38   P00578      The Drake Tower Apartments        1512-1514 Spruce Street           Philadelphia       PA     19102
   115        CO39   941-0061    Snyder Avenue                     40 Snyder Avenue                  Brooklyn           NY     11226
   116        CO40   941-0063    Diamond Mini Storage              7741 Brayton Drive                Anchorage          AK     99507
   117        CO41   941-0064    International Self Storage        130 & 150 West International
                                                                     Airport Road                    Anchorage          AK     99518
   118        CO42   P00540      Eastgate Shopping Center          2830 North Avenue                 Grand Junction     CO     81501
   119        CO43   941-0090    AZ Storage Inns - Country Club    1750 N. Country Club Drive        Mesa               AZ     85201
   120        CO44   941-0091    AZ Storage Inns - Greenfield      139 North Greenfield Road         Mesa               AZ     85205
   121        CO45   941-0089    AZ Storage Inns - Broadway        837 East Broadway Road            Mesa               AZ     85204
   122        CO46   98-1000159  Sterling Meadows Apartments       33433 Schoenherr Road             Sterling Heights   MI     48312
   123        CO47   941-0074    Coldwater Self Storage            7215 Coldwater Canyon Avenue      North Hollywood    CA     91605
   124        CO48   P00658      Picador Plaza                     1270 - 1290 Picador Boulevard     San Diego          CA     92154
   125        CO49   941-0116    Security Public Storage           471 C Street                      Chula Vista        CA     91910
   126        CO50   P00626      Cedar Grove Apartments            800 E. South Street               Alvin              TX     77511
   127        CO51   P00612      Canyon Pointe Apartmens           3621 N. Black Canyon Hwy.         Phoenix            AZ     85015

 Counter    Control   Loan       Original     Cut-Off-Date      Cut-Off-Date
 Number     Number    Number     Balance          UPB               Rate         Note Date
- ------------------------------------------------------------------------------------------
    84        89     643722-0    4,015,000      4,011,605           9.320%       5/16/96
    85        CO9    P00676      3,232,500      3,219,268           8.000%       12/21/95
    86        CO10   P00722      2,238,750      2,229,586           8.000%       12/21/95
    87        CO11   P00686      2,045,560      2,037,186           8.000%       12/21/95
    88        CO12   P00670      1,279,000      1,273,764           8.000%       12/21/95
    89        CO13   P00692      1,106,250      1,101,721           8.000%       12/21/95
    90        CO14   P00720        648,750        646,094           8.000%       12/21/95
    91        CO15   P00682        570,000        567,667           8.000%       12/21/95
    92        CO16   P00708        529,500        527,332           8.000%       12/21/95
    93        CO17   P00678        502,500        500,443           8.000%       12/21/95
    94        CO18   P00690        450,000        448,158           8.000%       12/21/95
    95        CO19   P00704        392,250        390,644           8.000%       12/21/95
    96        CO20   P00710        390,000        388,404           8.000%       12/21/95
    97        CO21   P00706        378,000        376,453           8.000%       12/21/95
    98        CO22   P00714        351,750        350,310           8.000%       12/21/95
    99        CO23   P00684        316,800        315,503           8.000%       12/21/95
   100        CO24   P00610      9,300,000      9,227,221          10.000%       8/3/95
   101        CO25   941-0103    2,150,000      2,134,249           9.000%       10/31/95
   102        CO26   941-0095    1,875,000      1,861,376           9.050%       10/31/95
   103        CO27   941-0104    1,800,000      1,786,813           9.000%       10/31/95
   104        CO28   941-0094    1,481,000      1,470,239           9.050%       10/31/95
   105        CO29   941-0096      990,000        982,807           9.050%       10/31/95
   106        CO30   941-0097      911,250        904,629           9.050%       10/31/95
   107        CO31   941-0086    7,400,000      7,341,236           9.250%       9/27/95
   108        CO32   P00638      7,200,000      7,163,256           8.250%       1/12/96
   109        CO33   941-0062    7,150,000      7,113,352           9.375%       12/21/95
   110A       CO34a  P00630      3,575,000      3,551,698           8.875%       11/14/95
   110B       CO34b  P00628      3,425,000      3,402,676           8.875%       11/14/95
   111        CO35   P00664      6,000,000      5,947,602           9.375%       12/21/95
   112        CO36   P00640      5,500,000      5,474,056           8.750%       1/15/96
   113A       CO37a  941-0075    1,896,000      1,881,846           9.625%       9/27/95
   113B       CO37b  941-0075    1,206,000      1,196,997           9.625%       9/27/95
   113C       CO37c  941-0075    1,146,000      1,137,445           9.625%       9/27/95
   113D       CO37d  941-0075      222,000        220,343           9.625%       9/27/95
   114        CO38   P00578      4,250,000      4,199,631           8.625%       6/23/95
   115        CO39   941-0061    4,100,000      4,059,534           9.750%       6/15/95
   116        CO40   941-0063    2,200,000      2,178,701          10.375%       5/23/95
   117        CO41   941-0064    1,550,000      1,534,994          10.375%       5/23/95
   118        CO42   P00540      3,400,000      3,366,058           9.125%       7/28/95
   119        CO43   941-0090    1,400,000      1,389,627           9.670%       9/27/95
   120        CO44   941-0091    1,050,000      1,042,220           9.670%       9/27/95
   121        CO45   941-0089      900,000        893,331           9.670%       9/27/95
   122        CO46   98-1000159  3,059,000      3,034,000          10.220%       12/28/94
   123        CO47   941-0074    2,910,000      2,886,749           9.875%       8/23/95
   124        CO48   P00658      2,900,000      2,882,839           8.500%       12/13/95
   125        CO49   941-0116    2,600,000      2,585,822           9.000%       12/18/95
   126        CO50   P00626      2,560,000      2,549,781           8.125%       12/8/95
   127        CO51   P00612      2,450,000      2,441,842           8.125%       1/3/96

 Counter    Control    Loan        Property                           Property
 Number     Number     Number        Name                              Address                        City              State   Zip
- -----------------------------------------------------------------------------------------------------------------------------------
   128        CO52   941-0085    Central Avenue Self Storage       3399 Central Avenue               Riverside          CA     92506
   129        CO53   P00660      Country Brook Apartments          5 Country Brook Lane              Rochester          NH     3839
   130        CO54   941-0099    Atlantic Self Storage             2401 Build America Drive          Hampton            VA     23666
   131        CO55   P00546      Delicare Convalescent Center      1340 East Madison Avenue          El Cajon           CA     92021
   132        CO56   P00642      Midwest Distribution Center       3300 Lockbourne Road              Columbus           OH     43207
   133        CO57   941-0073    Ranchos Stor-All                  813 Short Court                   Gardnerville       NV     89410
   134        CO58   941-0072    Stor-All                          3395 West T. Quarter Circle Road  Winnemucca         NV     89445
   135        CO59   941-0106    Morningstar Mini - Charlotte      5301 North Sharon Amity Road      Charlotte          NC     28215
   136        CO60   P00534      215 East Gunhill                  215 East Gunhill Road             Bronx              NY     10467
   137        CO61   P00155      The Corners Apartments            4150 Winchester Road              Memphis            TN     38115
   138        CO62   941-0088    Palo Verde Mini Storage           255 McKellips Road                Mesa               AZ     85201
   139        CO63   941-0071    Stop & Stor                       1700 Shore Parkway                Brooklyn           NY     11214
   140        CO64   P00150      Urbanwood Apartments              3816 106th Street                 Urbandale          IA     50322
   141        CO65   P00514      Lexington Avenue Apartments       801 Lexington Avenue              Lakewood           NJ     8701
   142        CO66   P00512      485 Front Street                  485 Front Street                  Hempstead          NY     11550
   143        CO67   941-0068    Safeguard Self Storage #11        300 23rd Street                   Kenner             LA     70062
   144        CO68   941-0102    AZ Storage Inns - Apache Trails   5253 East Main Street             Mesa               AZ     85204
   145        CO69   P00582      Longwood Retirement Village       480 East Church Avenue            Longwood           FL     32750
   146        CO70   P00614      Euclid Convalescent Center        1350 Euclid Avenue                San Diego          CA     92105
   147        CO71   941-0058    Safeguard                         9642/9705 South Padre Island
                                                                     Drive                           Corpus Christi     TX     78418
   148        CO72   P00588      Homeland Grocery Store            12508 North May Avenue            Oklahoma City      OK     73120
   149        CO73   941-0098    Conyers Self Storage              1840 Iris Drive                   Conyers            GA     30207
   150        CO74   P00648      Le Shoppe                         90 W.  Mount Pleasant Avenue      Livingston         NJ     7039
   151        CO75   P00502      Briarwood Apartments              13600 Horizon Boulevard           El Paso            TX     79927
   152        CO76   P00503      Lakeway Apartments                1600 McMahon Avenue & 14790
                                                                     Breaux Street                   El Paso            TX     79927
   153        CO77   941-0082    Regency Mini Storage              8740 Atlantic Boulevard           Jacksonville       FL     32211
   154        CO78   98-1000160  Bellamar Apartments               1470 West 40th Street             Hialeah            FL     33012
   155        CO79   941-0083    Normandy Mini Storage             8204 Normandy Boulevard           Jacksonville       FL     32221
   156        CO80   941-0114    Stor-A-Lot Self Storage           17108 Main Street                 Hesperia           CA     92345
   157        CO81   P00646      Perth Amboy Industrial Center     31-63 Pennsylvania Avenue         Kearny             NJ     7032
   158        CO82   941-0105    Handy Mini Storage                2445 Main Street                  Chula Vista        CA     91911
   159        CO83   941-0107    Morningstar Mini - Matthews       10716 Monroe Road                 Matthews           NC     28105
   160        CO84   941-0057    A Storage #2                      7413 W. Saint Bernard Highway     Arabi              LA     70032
   161        CO85   941-0093    Ironwood Self Storage             1678 West Superstition Boulevard  Apache Junction    AZ     85220
   162        CO86   P00272      Carriage House Apartments         131-139 North Bend Road           Baltimore          MD     21229
- ------------------------------------------------------------------------------------------------------------------------------------
               176
====================================================================================================================================

 Counter    Control    Loan      Original     Cut-Off-Date      Cut-Off-Date
 Number     Number     Number    Balance          UPB               Rate       Note Date
- ----------------------------------------------------------------------------------------
   128        CO52   941-0085      2,450,000      2,440,995          9.300%    11/20/95
   129        CO53   P00660        2,400,000      2,391,840          8.000%    1/8/96
   130        CO54   941-0099      2,400,000      2,380,941          9.250%    9/26/95
   131        CO55   P00546        2,250,000      2,211,352         10.375%    5/12/95
   132        CO56   P00642        2,200,000      2,169,162          8.500%    1/15/96
   133        CO57   941-0073      1,200,000      1,181,298          9.750%    7/17/95
   134        CO58   941-0072      1,000,000        984,895         10.000%    7/26/95
   135        CO59   941-0106      2,000,000      1,987,017          8.900%    11/28/95
   136        CO60   P00534        2,000,000      1,975,349         10.250%    2/27/95
   137        CO61   P00155        2,100,000      1,856,915         10.000%    8/16/94
   138        CO62   941-0088      1,750,000      1,737,695          9.250%    10/3/95
   139        CO63   941-0071      1,700,000      1,684,039          9.500%    7/5/95
   140        CO64   P00150        1,700,000      1,668,577          9.875%    8/11/94
   141        CO65   P00514        1,650,000      1,634,562         10.375%    9/30/94
   142        CO66   P00512        1,636,000      1,614,114         10.875%    11/10/94
   143        CO67   941-0068      1,550,000      1,534,994         10.375%    5/8/95
   144        CO68   941-0102      1,500,000      1,490,087          9.625%    10/11/95
   145        CO69   P00582        1,500,000      1,488,569          9.500%    9/22/95
   146        CO70   P00614        1,500,000      1,484,169          9.125%    11/29/95
   147        CO71   941-0058      1,450,000      1,429,684          9.875%    1/27/95
   148        CO72   P00588        1,300,000      1,288,799          8.750%    9/27/95
   149        CO73   941-0098      1,200,000      1,191,734          9.375%    10/26/95
   150        CO74   P00648        1,200,000      1,182,994          8.375%    1/15/96
   151        CO75   P00502          805,000        791,417         10.125%    9/6/94
   152        CO76   P00503          360,000        353,926         10.125%    9/8/94
   153        CO77   941-0082      1,120,000      1,100,168          9.750%    11/30/95
   154        CO78   98-1000160    1,097,558      1,088,476         10.160%    12/30/94
   155        CO79   941-0083      1,100,000      1,080,522          9.750%    11/30/95
   156        CO80   941-0114      1,025,000      1,019,411          9.000%    12/19/95
   157        CO81   P00646        1,000,000        983,119          8.500%    12/27/95
   158        CO82   941-0105        930,000        925,133          9.250%    12/19/95
   159        CO83   941-0107        900,000        894,158          8.900%    11/27/95
   160        CO84   941-0057        850,000        837,934          9.750%    1/30/95
   161        CO85   941-0093        600,000        587,808          9.750%    10/27/95
   162        CO86   P00272          547,000        536,043         10.250%    5/10/94
- ---------------------------------------------------------------------------------------
                                 486,998,842    482,357,812          8.685%
=======================================================================================

     Footnote - The adjustment dates for the floating rate loans are as follows:

     * For 6 Month Libor index floaters, April 1, and October 1, are the interest rate adjustment dates with payment adjustment dates of May 1, and November 1, respectively. The first interest rate adjustment date is October 1, 1996.

     * For 1 Month Libor index floaters, the interest rate adjustment date is two business days prior to the beginning of each calendar month, with interest paid in arrears by the first of the subsequent calendar month (e.g. June 27th rate set is for July payment due on August 1 etc.)

                                                                                                   Related
                                                  Monthly      Monthly     Maturity    Remaining   Mortgage      Loan
Loan Number         Property Name                 Due Date     Payment       Date        Term       Loans        Type        Index
- ------------------------------------------------------------------------------------------------------------------------------------
04-1000001      Woodhaven                           1st        59,623.15    0/1/04        99          No       Floating   6 mo Libor
04-1000009      Sandstone                           1st        49,041.22    0/1/04        99          No       Floating   6 mo Libor
06-1000001      Green Tree                          1st        38,276.64    9/1/01        62          No       Floating   6 mo Libor
04-1000002      Hunters Glen                        1st        27,335.89    0/1/04        99          No       Floating   6 mo Libor
04-1000012      Oak Hollow                          1st        23,957.38    0/1/04        99          No       Floating   6 mo Libor
04-1000003      Stone Ridge                         1st        13,635.11    0/1/04        99          No       Floating   6 mo Libor
06-1000004      Holme Circle                        1st        10,421.37    2/1/01        65          No       Floating   6 mo Libor
06-1000003      Washington Crossing                 1st         7,996.60    2/1/01        65          No       Floating   6 mo Libor

643802-5        Ginger Creek Apartments             1st        28,506.77    3/1/06       116        Yes(i)       Fixed
643802-5        Continental Plaza Apartments        1st        16,142.83    3/1/06       116        Yes(i)       Fixed
643802-5        Stoneleigh Court                    1st         8,805.18    3/1/06       116        Yes(i)       Fixed
643802-5        Colonial Village Apartments         1st         8,364.92    3/1/06       116        Yes(i)       Fixed
643802-5        Healey Street Apartments            1st         7,631.15    3/1/06       116        Yes(i)       Fixed
643802-5        Clark Street Apartments             1st         5,943.50    3/1/06       116        Yes(i)       Fixed
643802-5        Green Street Apartments             1st         5,503.24    3/1/06       116        Yes(i)       Fixed
643802-5        Anthony Drive Apartments            1st         4,586.03    3/1/06       116        Yes(i)       Fixed
643802-5        Colonial South Apartments           1st         2,935.06    3/1/06       116        Yes(i)       Fixed
644135-5        Hampton Court Apartments            1st        83,879.86    4/1/06       117          No         Fixed
650901-9        Eagle Court Apartments              1st        76,157.65    5/1/06       118          No         Fixed
644111-9        Latham Village Apartments           1st        58,645.41    12/31/10     174          No         Fixed
643277-5        Navajo Bluffs Apartments            1st        50,146.38    2/1/06       115          No         Fixed
650647-8        Lantana Apartments                  1st        48,377.46    5/1/06       118          No         Fixed
650565-7        Bren Mar Apartments                 1st        40,004.87    3/1/06       116          No         Fixed
644048-2        Newport Apartments                  1st        38,063.91    4/1/06       117          No         Fixed
642968-1        Wyoga Lake Apartments               1st        50,986.70    1/1/11       174          No         Fixed
2               Greenbriar Village                  1st        38,907.28    4/1/06       117          No         Fixed
642996-6        Winbranch Apaprtments               1st        37,015.39    12/1/05      113          No         Fixed
643812-2        Crystal Village                     1st        31,430.97    1/1/06       114          No         Fixed
650675-3        Saratoga Lake Apartments            1st        33,797.41    5/1/06       118          No         Fixed
643000-7        Trenton Place Apartments            1st        32,416.28    1/1/03        78          No         Fixed
644109-6        Prospect Point Apts                 1st        28,105.66    2/1/06       115          No         Fixed
642952-6        Garden Village Apartments           1st        25,947.56    2/1/06       115          No         Fixed
642000-4        City Terrace Apartments             1st        26,874.60    1/1/06       114          No         Fixed
644143-6        Hidden Oaks Apartments              1st        24,076.68    3/1/06       116          No         Fixed
644122-9        Foxglove Apartments                 1st        24,007.50    4/1/03        81          No         Fixed
650513-6        Shannon View Apartments             1st        25,373.45    6/1/06       119          No         Fixed
642885-7        Brighton Properties I               1st         6,926.20    7/1/05       108        Yes(j)       Fixed
642885-7        Brighton Properties II              1st        11,333.77    7/1/05       108        Yes(j)       Fixed
642885-7        Brighton Properties III             1st         8,500.33    7/1/05       108        Yes(j)       Fixed
650518-1        Courtyard Apartments                1st        24,925.25    4/1/06       117          No         Fixed
650553-4        Montrose Square Apartments          1st        23,077.12    4/1/06       117          No         Fixed
650570-9        Hunter Chase Apartments             1st        20,826.05    5/1/06       118          No         Fixed
643773-8        Wildwood East Apartments            1st        14,233.22    1/1/11       174        Yes(k)       Fixed
11              Fairfield Apartments                1st        16,075.04    6/1/06       119          No         Fixed
650800-7        Bedford Crossing Apartments         1st        15,504.47    6/1/06       119          No         Fixed

                                 Maximum         Minimum
                                 Interest        Interest        Master, Trustee &
Loan Number          Margin        Rate            Rate        Special Servicer Fees   Loan Group
- --------------------------------------------------------------------------------------------------
04-1000001           2.750%       11.750%         6.000%              0.270%               1
04-1000009           2.750%       11.750%         6.000%              0.270%               1
06-1000001           2.750%       12.560%         7.813%              0.270%               1
04-1000002           2.750%       11.750%         6.000%              0.270%               1
04-1000012           2.750%       11.750%         6.000%              0.270%               1
04-1000003           2.750%       11.750%         6.000%              0.270%               1
06-1000004           2.750%       12.630%         6.375%              0.270%               1
06-1000003           2.750%       12.880%         8.625%              0.270%               1

643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
643802-5                                                              0.185%               2
644135-5                                                              0.185%               2
650901-9                                                              0.140%               2
644111-9                                                              0.185%               2
643277-5                                                              0.185%               2
650647-8                                                              0.185%               2
650565-7                                                              0.185%               2
644048-2                                                              0.185%               2
642968-1                                                              0.185%               2
2                                                                     0.185%               2
642996-6                                                              0.185%               2
643812-2                                                              0.185%               2
650675-3                                                              0.185%               2
643000-7                                                              0.185%               2
644109-6                                                              0.185%               2
642952-6                                                              0.185%               2
642000-4                                                              0.185%               2
644143-6                                                              0.185%               2
644122-9                                                              0.185%               2
650513-6                                                              0.185%               2
642885-7                                                              0.185%               2
642885-7                                                              0.185%               2
642885-7                                                              0.185%               2
650518-1                                                              0.185%               2
650553-4                                                              0.185%               2
650570-9                                                              0.185%               2
643773-8                                                              0.185%               2
11                                                                    0.185%               2
650800-7                                                              0.185%               2

                                                                                                   Related
                                                  Monthly      Monthly     Maturity    Remaining   Mortgage      Loan
Loan Number         Property Name                 Due Date     Payment       Date        Term       Loans        Type        Index
- ------------------------------------------------------------------------------------------------------------------------------------
643766-0        Silver Terrace Apartments           1st        14,108.75    11/1/05      112          No         Fixed
643018-8        Flamingo Apartments                 1st        13,786.19    11/1/05      112          No         Fixed
643099-7        Torrey Pines Apartments             1st        12,118.62    11/1/05      112          No         Fixed
650785-9        Cedarwood Apartments                1st        12,558.42    6/1/06       119          No         Fixed
642944-5        Colebrook Manor                     1st        12,363.48    12/1/05      113          No         Fixed
644046-3        Valley View                         1st        14,075.47    5/1/11       178          No         Fixed
650692-8        Quarry Apartments                   1st        11,384.12    10/1/02       75          No         Fixed
650693-1        Park Drive Limited Partnership      1st        12,096.58    3/1/02        68          No         Fixed
643232-2        Haven Manor Apartments              1st         9,849.11    3/1/06       116          No         Fixed
643765-7        Willow Trail Apartments             1st         9,814.72    5/1/06       118          No         Fixed
643051-5        One And Only Apartments             1st        10,767.69    9/1/05       110          No         Fixed
650795-6        Pratton Arms Apartments             1st         7,844.22    1/1/03        78          No         Fixed
642967-8        Quilliams Noble Apartments          1st         9,357.05    1/1/11       174          No         Fixed
643775-4        Chugach South Apartments            1st         7,150.69    1/1/11       174        Yes(k)       Fixed
8               Lakeview Manor                      1st         7,565.10    5/1/06       118          No         Fixed
643774-1        Chugach West Apartments             1st         6,339.92    1/1/11       174        Yes(k)       Fixed
3               Eldorado Gardens                    1st         7,065.15    5/1/06       118          No         Fixed
650694-4        Pembroke Apartments                 1st         6,140.62    6/1/05       107          No         Fixed
650523-3        Great Northeast Plaza               1st       145,350.43    6/1/06       119          No         Fixed
642895-4        Village Square at Kiln Creek        1st       114,643.68    12/31/05     114          No         Fixed
644081-9        Promenade Shopping Center           1st       107,110.37    1/1/00        42          No         Fixed
643091-3        Escada                              1st        90,452.07    12/1/02       77          No         Fixed
650656-2        Santa Fe Springs Market Place       1st        61,983.11    6/1/06       119          No         Fixed
642963-6        Plaza Del Rienzi                    1st        51,763.60    5/1/06       118          No         Fixed
650578-3        Battlefield Plaza                   1st        48,707.22    1/1/06       114          No         Fixed
643327-9        Harnett Crossing Shopping Center    1st        48,554.19    4/1/06       117          No         Fixed
650460-3        Grand Union Shopping Center         1st        42,392.06    1/1/06       114          No         Fixed
643016-2        Village II (Indian Wells)           1st        37,960.63    2/1/06       115          No         Fixed
642940-3        Eckerd Plaza                        1st        34,787.22    1/1/06       114          No         Fixed
650698-6        MVP Sports                          1st        29,711.24    12/1/05      113          No         Fixed
650695-7        IRG Waltham Limited                 1st        26,057.56    7/1/05       108          No         Fixed
643017-5        Ritchey Business Centre             1st        25,489.64    4/1/06       117          No         Fixed
643015-9        Highland Plaza Sc                   1st        23,553.35    2/1/06       115          No         Fixed
643789-3        Regency Pointe                      1st        34,165.78    9/1/05       110          No         Fixed
643186-0        Cohaire Plaza                       1st        19,135.25    2/1/06       115          No         Fixed
650867-0        Tokeneke Center                     1st        18,820.13    10/1/02       75          No         Fixed
650796-9        Quincy Flagship/Mithell             1st        15,616.07    2/1/03        79          No         Fixed
643762-8        Ecor Rouge Shopping Center          1st        14,786.36    4/1/06       117          No         Fixed
650874-8        Great Falls Shopping Center         1st        14,554.79    3/1/06       116          No         Fixed
643085-8        Yancey Commons Shopping Center      1st        14,578.23    12/1/05      113          No         Fixed
643790-3        Foxmoor Center                      1st        18,208.49    12/1/05      113          No         Fixed
650797-2        Eleven Hurley                       1st        12,264.96    2/1/06       115          No         Fixed
4               University Plaza                    1st        12,681.48    6/1/06       119          No         Fixed
650696-0        Dudley Plaza Realty                 1st        10,602.18    11/1/05      112          No         Fixed
642962-3        Parkside Plaza                      1st        10,528.64    5/1/06       118          No         Fixed
642947-4        Heritage Plaza Shopping Center      1st         9,189.10    2/1/06       115          No         Fixed
643792-9        Everything Organized                1st        10,479.72    2/1/05       103          No         Fixed
650697-3        CVS Clinton                         1st         7,263.15    12/1/05      113          No         Fixed

                                 Maximum         Minimum
                                 Interest        Interest        Master, Trustee &
Loan Number          Margin        Rate            Rate        Special Servicer Fees   Loan Group
- --------------------------------------------------------------------------------------------------
643766-0                                                              0.185%               2
643018-8                                                              0.185%               2
643099-7                                                              0.185%               2
650785-9                                                              0.185%               2
642944-5                                                              0.185%               2
644046-3                                                              0.185%               2
650692-8                                                              0.185%               2
650693-1                                                              0.185%               2
643232-2                                                              0.185%               2
643765-7                                                              0.185%               2
643051-5                                                              0.185%               2
650795-6                                                              0.185%               2
642967-8                                                              0.185%               2
643775-4                                                              0.185%               2
8                                                                     0.310%               2
643774-1                                                              0.185%               2
3                                                                     0.310%               2
650694-4                                                              0.185%               2
650523-3                                                              0.185%               2
642895-4                                                              0.185%               2
644081-9                                                              0.160%               2
643091-3                                                              0.185%               2
650656-2                                                              0.185%               2
642963-6                                                              0.185%               2
650578-3                                                              0.185%               2
643327-9                                                              0.185%               2
650460-3                                                              0.185%               2
643016-2                                                              0.185%               2
642940-3                                                              0.185%               2
650698-6                                                              0.185%               2
650695-7                                                              0.185%               2
643017-5                                                              0.185%               2
643015-9                                                              0.185%               2
643789-3                                                              0.465%               2
643186-0                                                              0.185%               2
650867-0                                                              0.185%               2
650796-9                                                              0.185%               2
643762-8                                                              0.185%               2
650874-8                                                              0.185%               2
643085-8                                                              0.185%               2
643790-3                                                              0.560%               2
650797-2                                                              0.185%               2
4                                                                     0.210%               2
650696-0                                                              0.185%               2
642962-3                                                              0.185%               2
642947-4                                                              0.185%               2
643792-9                                                              2.005%               2
650697-3                                                              0.185%               2

                                                                                                   Related
                                                  Monthly      Monthly     Maturity    Remaining   Mortgage      Loan
Loan Number         Property Name                 Due Date     Payment       Date        Term       Loans        Type        Index
- ------------------------------------------------------------------------------------------------------------------------------------
643722-0        Bonnie Brea Shopping Center         1st        34,577.87    6/1/06       119          No         Fixed
P00676          Mott - 76 S. Bergen Place           1st        23,718.94    1/1/06       114        Yes(c)       Fixed
P00722          Mott - 655 Nassau Road              1st        16,427.15    1/1/06       114        Yes(c)       Fixed
P00686          Mott - 45 Broadway                  1st        15,009.59    1/1/06       114        Yes(c)       Fixed
P00670          Mott - 35 N. Long Beach Avenue      1st         9,384.85    1/1/06       114        Yes(c)       Fixed
P00692          Mott - 56 N. Long Beach Avenue      1st         8,117.27    1/1/06       114        Yes(c)       Fixed
P00720          Mott - 27 Attorney Street           1st         4,760.30    1/1/06       114        Yes(c)       Fixed
P00682          Mott - 95 Jerusalem Avenue          1st         4,182.46    1/1/06       114        Yes(c)       Fixed
P00708          Mott - 271 Washington Street        1st         3,885.28    1/1/06       114        Yes(c)       Fixed
P00678          Mott - 155 Pine Street              1st         3,687.17    1/1/06       114        Yes(c)       Fixed
P00690          Mott - 40 Graffing Place            1st         3,301.94    1/1/06       114        Yes(c)       Fixed
P00704          Mott - 260 Belmont Parkway          1st         2,878.19    1/1/06       114        Yes(c)       Fixed
P00710          Mott - 360 Washington Street        1st         2,861.68    1/1/06       114        Yes(c)       Fixed
P00706          Mott - 55 Nassau Place              1st         2,773.63    1/1/06       114        Yes(c)       Fixed
P00714          Mott - 25 Peninsula Boulevard       1st         2,581.02    1/1/06       114        Yes(c)       Fixed
P00684          Mott - 1100 Ward Place              1st         2,324.57    1/1/06       114        Yes(c)       Fixed
P00610          Ridgecrest Retirement Center        1st        84,509.17    9/1/05       110          No         Fixed
941-0103        Morningstar Mini - Charlotte        1st        18,042.72    12/1/05      113        Yes(h)       Fixed
941-0095        Morningstar Mini - Hickory          1st        15,799.18    12/1/05      113        Yes(h)       Fixed
941-0104        Morningstar Mini - Winston Salem    1st        15,105.53    12/1/05      113        Yes(h)       Fixed
941-0094        Morningstar Mini - Florence         1st        12,479.25    12/1/05      113        Yes(h)       Fixed
941-0096        Morningstar Mini - Lexington        1st         8,341.97    12/1/05      113        Yes(h)       Fixed
941-0097        Morningstar Mini - Sumter           1st         7,678.40    12/1/05      113        Yes(h)       Fixed
941-0086        Thousand Oaks Self Storage          1st        63,372.26    11/1/05      112          No         Fixed
P00638          King Shopping Center                1st        56,748.41    2/1/06       115          No         Fixed
941-0062        Starr Avenue                        1st        61,849.17    2/1/06       115          No         Fixed
P00630          Kmart/Elizabeth City                1st        29,695.85    12/1/10      173        Yes(a)       Fixed
P00628          Kmart/Rocky Mount                   1st        28,449.87    12/1/10      173        Yes(a)       Fixed
P00664          Regency Park-El Molino              1st        55,439.02    1/1/06       114          No         Fixed
P00640          Millburn Common                     1st        45,217.90    2/1/06       115          No         Fixed
941-0075        Sentry SS - Williamsburg            1st        16,730.33    11/1/02       76        Yes(f)       Fixed
941-0075        Sentry SS - Chesapeake              1st        10,641.76    11/1/02       76        Yes(f)       Fixed
941-0075        Sentry SS - Newport                 1st        10,112.32    11/1/02       76        Yes(f)       Fixed
941-0075        Sentry SS - Whitestone              1st         1,958.93    11/1/02       76        Yes(f)       Fixed
P00578          The Drake Tower Apartments          1st        34,580.90    7/1/02        72          No         Fixed
941-0061        Snyder Avenue                       1st        36,536.63    6/15/05      108          No         Fixed
941-0063        Diamond Mini Storage                1st        20,575.90    5/16/05      107        Yes(d)       Fixed
941-0064        International Self Storage          1st        14,496.66    5/16/05      107        Yes(d)       Fixed
P00540          Eastgate Shopping Center            1st        28,824.27    8/1/02        73          No         Fixed
941-0090        AZ Storage Inns - Country Club      1st        12,397.60    11/1/05      112        Yes(g)       Fixed
941-0091        AZ Storage Inns - Greenfield        1st         9,298.20    11/1/05      112        Yes(g)       Fixed
941-0089        AZ Storage Inns - Broadway          1st         7,969.89    11/1/05      112        Yes(g)       Fixed
98-1000159      Sterling Meadows Apartments         1st        27,343.54    1/1/02        66          No         Fixed
941-0074        Coldwater Self Storage              1st        26,187.20    10/1/05      111          No         Fixed
P00658          Picador Plaza                       1st        23,351.59    1/1/03        78          No         Fixed
941-0116        Security Public Storage             1st        21,819.11    2/1/06       115          No         Fixed
P00626          Cedar Grove Apartments              1st        19,007.93    1/1/03        78          No         Fixed
P00612          Canyon Pointe Apartmens             1st        18,191.18    2/1/06       115          No         Fixed

                                 Maximum         Minimum
                                 Interest        Interest        Master, Trustee &
Loan Number          Margin        Rate            Rate        Special Servicer Fees   Loan Group
- --------------------------------------------------------------------------------------------------
643722-0                                                              0.185%               2
P00676                                                                0.270%               2
P00722                                                                0.270%               2
P00686                                                                0.270%               2
P00670                                                                0.270%               2
P00692                                                                0.270%               2
P00720                                                                0.270%               2
P00682                                                                0.270%               2
P00708                                                                0.270%               2
P00678                                                                0.270%               2
P00690                                                                0.270%               2
P00704                                                                0.270%               2
P00710                                                                0.270%               2
P00706                                                                0.270%               2
P00714                                                                0.270%               2
P00684                                                                0.270%               2
P00610                                                                0.270%               2
941-0103                                                              0.270%               2
941-0095                                                              0.270%               2
941-0104                                                              0.270%               2
941-0094                                                              0.270%               2
941-0096                                                              0.270%               2
941-0097                                                              0.270%               2
941-0086                                                              0.270%               2
P00638                                                                0.270%               2
941-0062                                                              0.270%               2
P00630                                                                0.270%               2
P00628                                                                0.270%               2
P00664                                                                0.270%               2
P00640                                                                0.270%               2
941-0075                                                              0.270%               2
941-0075                                                              0.270%               2
941-0075                                                              0.270%               2
941-0075                                                              0.270%               2
P00578                                                                0.270%               2
941-0061                                                              0.270%               2
941-0063                                                              0.270%               2
941-0064                                                              0.270%               2
P00540                                                                0.270%               2
941-0090                                                              0.270%               2
941-0091                                                              0.270%               2
941-0089                                                              0.270%               2
98-1000159                                                            0.270%               2
941-0074                                                              0.270%               2
P00658                                                                0.270%               2
941-0116                                                              0.270%               2
P00626                                                                0.270%               2
P00612                                                                0.270%               2

                                                                                                   Related
                                                  Monthly      Monthly     Maturity    Remaining   Mortgage      Loan
Loan Number         Property Name                 Due Date     Payment       Date        Term       Loans        Type        Index
- ------------------------------------------------------------------------------------------------------------------------------------
941-0085        Central Avenue Self Storage         1st        20,244.38    1/1/06       114          No         Fixed
P00660          Country Brook Apartments            1st        17,610.35    2/1/03        79          No         Fixed
941-0099        Atlantic Self Storage               1st        20,553.16    11/1/05      112          No         Fixed
P00546          Delicare Convalescent Center        1st        22,274.94    6/1/02        71          No         Fixed
P00642          Midwest Distribution Center         1st        21,664.27    2/1/06       115          No         Fixed
941-0073        Ranchos Stor-All                    1st        11,382.20    8/1/05       109        Yes(e)       Fixed
941-0072        Stor-All                            1st         9,650.22    8/1/05       109        Yes(e)       Fixed
941-0106        Morningstar Mini - Charlotte        1st        16,647.18    1/1/06       114          No         Fixed
P00534          215 East Gunhill                    1st        18,527.67    3/1/02        68          No         Fixed
P00155          The Corners Apartments              1st        19,082.72    9/1/01        62          No         Fixed
941-0088        Palo Verde Mini Storage             1st        14,986.68    12/1/05      113          No         Fixed
941-0071        Stop & Stor                         1st        14,852.84    6/30/02       72          No         Fixed
P00150          Urbanwood Apartments                1st        15,298.37    9/1/00        50          No         Fixed
P00514          Lexington Avenue Apartments         1st        14,939.22    10/1/01       63          No         Fixed
P00512          485 Front Street                    1st        15,887.02    12/1/04      101          No         Fixed
941-0068        Safeguard Self Storage #11          1st        14,496.66    5/7/02        71          No         Fixed
941-0102        AZ Storage Inns - Apache Trails     1st        13,236.02    12/1/05      113          No         Fixed
P00582          Longwood Retirement Village         1st        13,105.45    10/1/05      111          No         Fixed
P00614          Euclid Convalescent Center          1st        13,616.71    12/1/05      113          No         Fixed
941-0058        Safeguard                           1st        13,048.28    1/26/02       67          No       Floating   1 mo Libor
P00588          Homeland Grocery Store              1st        10,687.87    10/1/05      111          No         Fixed
941-0098        Conyers Self Storage                1st        10,380.28    12/1/05      113          No         Fixed
P00648          Le Shoppe                           1st        11,729.11    2/1/06       115          No         Fixed
P00502          Briarwood Apartments                1st         7,386.09    10/1/19      279        Yes(b)       Fixed
P00503          Lakeway Apartments                  1st         3,303.10    10/1/19      279        Yes(b)       Fixed
941-0082        Regency Mini Storage                1st        11,864.86    1/1/11       174          No         Fixed
98-1000160      Bellamar Apartments                 1st         9,761.88    1/1/02        66          No         Fixed
941-0083        Normandy Mini Storage               1st        11,652.99    1/1/11       174          No         Fixed
941-0114        Stor-A-Lot Self Storage             1st         8,601.76    2/1/03        79          No         Fixed
P00646          Perth Amboy Industrial Center       1st         9,847.40    1/1/06       114          No         Fixed
941-0105        Handy Mini Storage                  1st         7,964.35    2/1/03        79          No         Fixed
941-0107        Morningstar Mini - Matthews         1st         7,491.23    1/1/06       114          No         Fixed
941-0057        A Storage #2                        1st         7,575.27    1/29/02       67          No       Floating   1 mo Libor
941-0093        Ironwood Self Storage               1st         6,356.18    12/1/10      173          No         Fixed
P00272          Carriage House Apartments           1st         5,067.32    6/1/01        59          No         Fixed
- ------------------------------------------------------------------------------------------------------------------------------------
                                                            3,964,097.68
====================================================================================================================================

                                 Maximum         Minimum
                                 Interest        Interest        Master, Trustee &
Loan Number          Margin        Rate            Rate        Special Servicer Fees   Loan Group
- --------------------------------------------------------------------------------------------------
941-0085                                                              0.270%               2
P00660                                                                0.270%               2
941-0099                                                              0.270%               2
P00546                                                                0.270%               2
P00642                                                                0.270%               2
941-0073                                                              0.270%               2
941-0072                                                              0.270%               2
941-0106                                                              0.270%               2
P00534                                                                0.270%               2
P00155                                                                0.270%               2
941-0088                                                              0.270%               2
941-0071                                                              0.270%               2
P00150                                                                0.270%               2
P00514                                                                0.270%               2
P00512                                                                0.270%               2
941-0068                                                              0.270%               2
941-0102                                                              0.270%               2
P00582                                                                0.270%               2
P00614                                                                0.270%               2
941-0058             3.750%       13.880%         9.875%              0.270%               2
P00588                                                                0.270%               2
941-0098                                                              0.270%               2
P00648                                                                0.270%               2
P00502                                                                0.270%               2
P00503                                                                0.270%               2
941-0082                                                              0.270%               2
98-1000160                                                            0.270%               2
941-0083                                                              0.270%               2
941-0114                                                              0.270%               2
P00646                                                                0.270%               2
941-0105                                                              0.270%               2
941-0107                                                              0.270%               2
941-0057             3.750%       13.750%         9.750%              0.270%               2
941-0093                                                              0.270%               2
P00272                                                                0.270%               2
- ---------------------------------------------------------------------------------------------

=============================================================================================

          Footnote - The adjustment dates for the floating rate loans are as follows:

          * For 6 Month Libor index floaters, April 1, and October 1, are the interest rate adjustment dates with payment adjustment dates of May 1, and November 1, respectively. The first interest rate adjustment date is October 1, 1996.

          * For 1 Month Libor index floaters, the interest rate adjustment date is two business days prior to the beginning of each calendar month, with interest paid in arrears by the first of the subsequent calendar month (e.g. June 27th rate set is for July payment due on August 1 etc.)

                                   EXHIBIT B-1

         FORM OF CERTIFICATE OF AN ASSISTANT SECRETARY OF CITIBANK, N.A.


                         MORTGAGE CAPITAL FUNDING, INC.
            Multifamily/Commercial Mortgage Pass-Through Certificates
                                 Series 1996-MC1

              Certificate of Assistant Secretary of Citibank, N.A.

               I,   ___________________,   a   ____________________________   of
Citibank, N.A. ("Citibank"), hereby certify as follows:

               1. Citibank is a national banking association duly organized and validly existing under the laws of the United States.

               2. Attached hereto as Exhibit I are true and correct copies of the Articles of Association and By-Laws of Citibank, which Articles of Association and By-Laws are on the date hereof, and have been at all times from and including September 24, 1985, except as amended effective December 21, 1993, in the case of the Articles of Association, and January 15, 1991, except as amended effective April 18, 1994, in the case of the By-Laws, in full force and effect.

               3. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of Citibank are pending or contemplated.

               4. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of Citibank and his genuine signature is set forth opposite his name:

Name                                        Office
Signature


               5. Each person listed above who signed, either manually or by facsimile signature, (a) the mortgage loan purchase agreement, dated as of June 27, 1996, between PNC Bank, National Association ("PNC Bank") and Citibank, providing for the purchase by Citibank from PNC Bank of certain of the Mortgage Loans, (b) the mortgage loan purchase agreement, dated as of June 27, 1996, between ContiTrade Services L.L.C. ("CTS") and Citibank, providing for the purchase by Citibank from CTS of certain of the Mortgage Loans, (c) the mortgage loan purchase agreement, dated as of June 27, 1996, between Mortgage Capital Funding, Inc. ("MCFI") and Citibank, providing for the purchase by MCFI from Citibank of the Mortgage Loans, (d) the Pooling and Servicing Agreement, dated as of July 1, 1996 (the

"Pooling Agreement"), among MCFI as sponsor, Citibank as mortgage loan seller, GMAC Commercial Mortgage Corporation as master servicer, Hanford/Healy Asset Management Company as special servicer and State Street Bank and Trust Company as trustee and REMIC administrator, (e) the Underwriting Agreement, dated June 27, 1996, among MCFI, Citibank and Goldman, Sachs & Co. ("Goldman"), providing for the purchase by Citibank and Goldman from MCFI of the Class X-1, Class X-2, Class A-1, Class A-2A, Class A-2B, Class B, Class C, Class D, Class E and Class F Certificates, (f) the Certificate Purchase Agreement, dated June 27, 1996, among MCFI, Citibank and Goldman providing for the purchase by Citibank and Goldman from MCFI of the Class G, Class H, Class J, Class K, Class R-I and Class R-II Certificates, and (g) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the foregoing agreements was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

               Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling Agreement.

               IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 10, 1996.




                                                    By:
                                                    Name:
                                     Title:


               I, _______________________,  a  _____________________________  of
Citibank, hereby certify that ___________________ is duly elected or appointed, as the case may be, qualified and acting ___________________ of Citibank and that the signature appearing above is such officer's genuine signature.

               IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 10, 1996.




                                                    By:
                                                    Name:
                                     Title:

                                   EXHIBIT B-2

                      FORM OF CERTIFICATE OF CITIBANK, N.A.

                         MORTGAGE CAPITAL FUNDING, INC.
            Multifamily/Commercial Mortgage Pass-Through Certificates
                                 Series 1996-MC1

                          Certificate of Citibank, N.A.

               In connection with the execution and delivery by Citibank, N.A. ("Citibank") of, and the consummation of the various transactions contemplated by, (a) the Mortgage Loan Purchase Agreement, dated as of June 27, 1996 (the "Mortgage Loan Purchase Agreement"), between Mortgage Capital Funding, Inc. ("MCFI") and Citibank, providing for the purchase by MCFI from Citibank of the Mortgage Loans, and (b) the Pooling and Servicing Agreement, dated as of July 1, 1996 (the "Pooling Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), among the MCFI as sponsor, Citibank as mortgage loan seller, GMAC Commercial Mortgage Corporation as master servicer, Hanford/Healy Asset Management Company as special servicer and State Street Bank and Trust Company as trustee and REMIC administrator, Citibank hereby certifies that (i) the representations and warranties of Citibank in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Citibank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Agreements.

               Certified this 10th day of July, 1996.


                                 CITIBANK, N.A.


                                                    By:
                                                    Name:
                                     Title:

                                   EXHIBIT B-3

                  FORM OF OPINION OF COUNSEL TO CITIBANK, N.A.






                                  July 10, 1996


Mortgage Capital Funding, Inc.                    Citibank, N.A.
399 Park Avenue                                   399 Park Avenue
New York, New York 10043                          New York, New York 10043

Goldman, Sachs & Co.                              Fitch Investors Services, L.P.
85 Broad Street                                   One State Street Plaza
New York, New York 10004                          New York, New York 10004

Standard & Poor's Ratings Services
26 Broadway
New York, New York 10004

                       Re: Mortgage Capital Funding, Inc.
                  Multifamily/Commercial Mortgage Pass-Through
                          Certificates, Series 1996-MC1

Ladies and Gentlemen:

               This opinion is being provided to you by the undersigned, as an Associate General Counsel of Citibank, N.A. (the "Bank") pursuant to Section 7(e) of the Mortgage Loan Purchase Agreement, dated as of June 27, 1996 (the "Purchase Agreement"), between Mortgage Capital Funding, Inc. ("MCFI") as purchaser and the Bank as seller, and the Pooling and Servicing Agreement referenced therein (together with the Purchase Agreement, the "Agreements") relating to the sale by the Bank of certain mortgage loans and various other related transactions pursuant to and as contemplated by the Purchase Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Purchase Agreement.

               I (or attorneys under my supervision) have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Bank, certificates of public officials, officers of the Bank and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

               Based upon the foregoing, I am of the opinion that:

        1. The Bank is a national banking association validly existing under the laws of the United States, with full power authority under such laws to own its properties and assets and to conduct its business as contemplated in the Agreements and to enter into and perform its obligations under the Agreements.

               2. Each Agreement has been duly authorized, executed and delivered by the Bank and, upon due authorization, execution and delivery by the other parties thereto, will constitute a valid, legal and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors rights generally, and the rights of creditors of banks in particular, and general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                3. Based upon my review of the laws,  rules and  regulations of the State of New York and the securities laws, rules and regulations of the United States which, in my experience, are normally applicable to transactions of the type provided for by the Agreements, no consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by the Bank of the Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

                4. Neither the transfer of the Mortgage Loans as provided in the Agreements, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will conflict with or result in a violation of the Articles of Association or the By-laws of the Bank or any agreement or instrument, order, writ, judgment or decree known to me to which the Bank is a party or is subject.

               5. To the best of my knowledge, there are no actions or proceedings against the Bank, pending or overtly threatened in writing before any court, governmental agency or arbitrator which
               (i) affect the enforceability of any of the Agreements or (ii) either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Bank or in any material impairment of any of the right or ability of the Bank to carry on its business substantially as now conducted, or which would draw into question the validity of any of the Agreements or of any action to be taken in connection with its obligations contemplated therein, or which would materially impair its ability to perform under the terms of any of the Agreements.

               The opinions expressed herein are limited to the laws of the State of New York and the Federal law of the United States.

               This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without my express written consent.


                                                  Very truly yours,



                                                  Stephen E. Dietz, Esq.